UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 12, 2018

CHRISTOPHER & BANKS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-31390	06-1195422
(Commission File Number)	(IRS Employer Identification No.)

2400 Xenium Lane North
Plymouth, Minnesota 55441
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (763) 551-5000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Amendment No. 1 amends the Current Report on Form 8-K of Christopher & Banks Corporation (the “Company”) originally filed on February 6, 2018 (the “Original Form 8-K”), disclosing Keri L. Jones’ election as Chief Executive Officer of the Company (“CEO”) and as a member of the Board of Directors of the Company (the “Board”), effective as of her first day of employment with the Company which is March 12, 2018. This Amendment No. 1 amends the Original Form 8-K solely to include information regarding the terms of Ms. Jones’ employment inducement equity awards that were described in the Original Form 8-K and were issued effective March 12, 2018. This Amendment No. 1 does not affect the accuracy of the information provided in the Original Form 8-K.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective March 12, 2018, in connection with Ms. Jones’ commencement of employment, Ms. Jones was granted two “employee inducement awards” (as defined in New York Stock Exchange (“NYSE”) Rule 303A.08) as follows:

•
An employment inducement award, consisting of a non-qualified stock option to purchase 500,000 shares of the Company’s Common Stock at an exercise price of $1.03, which option shall vest approximately 1/36th each month, if Ms. Jones remains employed through each of the vesting dates; and

•
An employment inducement award, consisting of a grant of 250,000 shares of time-based restricted stock of the Company’s Common Stock, which shall vest approximately 1/36th each month, if Ms. Jones remains employed through each of the vesting dates.

In each case, vesting under these stock awards will be accelerated in the event of a change in control, as defined in the applicable stock option agreement and time-based restricted stock agreement.

The foregoing summary of the stock awards is qualified in its entirety by reference to the non-qualified stock option agreement and time-based restricted stock agreement, copies of which are filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K/A and incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

A press release, dated March 13, 2018, announcing Ms. Jones’ “employee inducement awards” pursuant to the NYSE Rule is attached to Exhibit 99.1 to this Current Report on Form 8-K/A and is incorporated herein by reference.

Item 9.01		Financial Statements and Exhibits.

(d)	Exhibits:

	10.1	Non-Qualified Stock Option Agreement effective as of March 12, 2018, between Keri L. Jones and Christopher & Banks Corporation.
	10.2	Time-Based Restricted Stock Agreement effective as of March 12, 2018, between Keri L. Jones and Christopher & Banks Corporation.
	99.1	Christopher & Banks Corporation Press Release, dated March 13, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHRISTOPHER & BANKS CORPORATION

Date: March 13, 2018	By:	/s/ Marc A. Ungerman
Marc A. Ungerman
Interim Chief Financial Officer and Vice President, Controller

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

CHRISTOPHER & BANKS CORPORATION
EXHIBIT INDEX TO FORM 8-K

Date of Report:	Commission File No.:
March 12, 2018	001-31390

CHRISTOPHER & BANKS CORPORATION

Exhibit Number	Description

10.1	Non-Qualified Stock Option Agreement effective as of March 12, 2018, between Keri L. Jones and Christopher & Banks Corporation.
10.2	Time-Based Restricted Stock Agreement effective as of March 12, 2018, between Keri L. Jones and Christopher & Banks Corporation.
99.1	Christopher & Banks Corporation Press Release, dated March 13, 2018.

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